Vanguard STAR® Fund

Summary Prospectus

February 23, 2017

Investor Shares

Vanguard STAR Fund Investor Shares (VGSTX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 23, 2017, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases Purchase Fee Sales Charge (Load) Imposed on Reinvested Dividends Redemption Fee Account Service Fee (for certain fund account balances below $10,000)	None None None None $20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees 12b-1 Distribution Fee Other Expenses Acquired Fund Fees and Expenses Total Annual Fund Operating Expenses	None None None 0.32% 0.32%

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses of the Fund and its underlying funds remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406

Portfolio Turnover

The Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

As a “fund of funds,” the STAR Fund invests in a diversified portfolio of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through the underlying funds, the STAR Fund owns a diversified mix of stocks and bonds. The Fund’s stock holdings emphasize large-capitalization stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund’s bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and GNMA mortgage-backed securities.

Principal Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond and short-term investment holdings may counteract some of the volatility experienced by the Fund’s stock holdings. The Fund’s balanced portfolio, in the long run, should result in less investment risk—but a lower investment return—than that of a fund investing exclusively in common stocks.

• With 60% to 70% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks tend to be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions.

• With its remaining assets allocated to bonds and short-term investments, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and composite stock/bond benchmarks, which have investment characteristics similar to those of the Fund. MSCI EAFE Index returns are adjusted for withholding taxes. Returns for the STAR Composite Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard STAR Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.55% (quarter ended June 30, 2009), and the lowest return for a quarter was –12.40% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Vanguard STAR Fund Investor Shares
Return Before Taxes	6.55%	8.89%	5.56%
Return After Taxes on Distributions	5.14	7.69	4.40
Return After Taxes on Distributions and Sale of Fund Shares	4.41	6.73	4.09
Comparative Benchmarks
STAR Composite Index
(reflects no deduction for fees, expenses, or taxes)	7.64%	8.40%	5.48%
Dow Jones U.S. Total Stock Market Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	12.62	14.59	7.18
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)	2.65	2.23	4.34
MSCI EAFE Index
(reflects no deduction for fees or expenses)	1.00	6.53	0.75
STAR Composite Average
(reflects no deduction for taxes)	6.87	7.63	4.34

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

William Coleman, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2013.

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $1,000. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how to participate in your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard STAR Fund Investor Shares—Fund Number 56

CFA® is a registered trademark owned by CFA Institute.

Vanguard STAR Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard STAR Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard STAR Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard STAR Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard STAR Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard STAR Fund or any owners or purchasers of the Vanguard STAR Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard STAR Fund or the owners of Vanguard STAR Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard STAR Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard STAR Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD STAR FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

© 2017 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SP 56 022017